UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-Q

       QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
                               INVESTMENT COMPANY

                  Investment Company Act file number 811-21842
                                                    -----------

                   First Trust Strategic High Income Fund II
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
         --------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
         --------------------------------------------------------------
                    (Name and address of agent for service)

        Registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: October 31
                                              ------------

                   Date of reporting period: January 31, 2017
                                            ------------------

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (ss.ss. 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. SCHEDULE OF INVESTMENTS. The Schedule of Investments is attached herewith.


FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS
JANUARY 31, 2017 (UNAUDITED)

   PRINCIPAL                                                                 STATED          STATED
     VALUE                            DESCRIPTION                            COUPON         MATURITY          VALUE
----------------  -----------------------------------------------------  --------------  ---------------  --------------
CORPORATE BONDS AND NOTES - 106.0%

                  AUTOMOTIVE - 3.4%
$      1,275,000  American Axle & Manufacturing, Inc. (a)..............       6.25%          03/15/21     $    1,316,438
       1,050,000  American Axle & Manufacturing, Inc. (a)..............       6.63%          10/15/22          1,086,750
       1,500,000  Ford Motor Co. (a)...................................       6.50%          08/01/18          1,601,884
                                                                                                          --------------
                                                                                                               4,005,072
                                                                                                          --------------

                  BASIC INDUSTRY - 6.3%
         775,000  AK Steel Corp. ......................................       7.63%          05/15/20            794,375
       1,075,000  Hexion, Inc./Hexion Nova Scotia Finance ULC (a)......       9.00%          11/15/20            897,625
         500,000  Ply Gem Industries, Inc. ............................       6.50%          02/01/22            523,125
       2,100,000  Pulte Group, Inc. (a)................................       6.38%          05/15/33          2,115,750
         750,000  Toll Brothers Finance Corp. .........................       4.88%          11/15/25            753,750
       2,100,000  USG Corp. (a) (b)....................................       8.25%          01/15/18          2,231,250
                                                                                                          --------------
                                                                                                               7,315,875
                                                                                                          --------------

                  CAPITAL GOODS - 5.8%
       1,700,000  Crown Cork & Seal Co., Inc. (a)......................       7.38%          12/15/26          1,929,500
       2,375,000  H&E Equipment Services, Inc. (a).....................       7.00%          09/01/22          2,514,555
         650,000  Terex Corp. .........................................       6.50%          04/01/20            666,153
       1,625,000  Terex Corp. (a)......................................       6.00%          05/15/21          1,671,150
                                                                                                          --------------
                                                                                                               6,781,358
                                                                                                          --------------

                  CONSUMER GOODS - 3.1%
       1,775,000  L Brands, Inc. (a)...................................       7.60%          07/15/37          1,801,625
       1,800,000  New Albertsons, Inc. (a).............................       7.75%          06/15/26          1,809,000
                                                                                                          --------------
                                                                                                               3,610,625
                                                                                                          --------------

                  ENERGY - 25.0%
         250,000  Antero Midstream Partners LP/Antero Midstream Finance
                     Corp. (c) ........................................       5.38%          09/15/24            256,875
       2,525,000  Blue Racer Midstream LLC/Blue Racer Finance
                     Corp. (c) ........................................       6.13%          11/15/22          2,600,750
       1,500,000  Concho Resources, Inc. ..............................       5.50%          04/01/23          1,563,750
       2,300,000  Crestwood Midstream Partners LP/Crestwood Midstream
                     Finance Corp. (a) ................................       6.25%          04/01/23          2,386,250
       2,075,000  EP Energy LLC/Everest Acquisition Finance, Inc.......       6.38%          06/15/23          1,815,625
         650,000  EP Energy LLC/Everest Acquisition Finance, Inc. (c)..       8.00%          11/29/24            705,250
       1,850,000  Ferrellgas Partners LP/Ferrellgas Partners Finance
                     Corp. (a) ........................................       8.63%          06/15/20          1,840,750
       1,800,000  Global Partners LP/GLP Finance Corp. (a) (d).........       6.25%          07/15/22          1,741,500
       1,000,000  ION Geophysical Corp. (e)............................       9.13%          12/15/21            680,000
       3,250,000  MPLX LP .............................................       4.88%          12/01/24          3,412,792
       2,300,000  NRG Energy, Inc. (a).................................       6.25%          07/15/22          2,380,500
       2,325,000  NRG Yield Operating, LLC (a).........................       5.38%          08/15/24          2,383,125
       1,275,000  Pioneer Natural Resources Co. (a)....................       6.65%          03/15/17          1,283,010


                     See Notes to Portfolio of Investments

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JANUARY 31, 2017 (UNAUDITED)

   PRINCIPAL                                                                 STATED          STATED
     VALUE                            DESCRIPTION                            COUPON         MATURITY          VALUE
----------------  -----------------------------------------------------  --------------  ---------------  --------------
CORPORATE BONDS AND NOTES (CONTINUED)

                  ENERGY (CONTINUED)
$      1,550,000  Suburban Propane Partners LP/Suburban Energy Finance
                     Corp. ............................................       7.38%          08/01/21     $    1,615,875
       2,000,000  Targa Pipeline Partners LP/Targa Pipeline Finance
                     Corp. (a) (d).....................................       5.88%          08/01/23          1,990,000
       2,375,000  Tesoro Logistics LP/Tesoro Logistics Finance
                     Corp. (a).........................................       6.13%          10/15/21          2,490,781
                                                                                                          --------------
                                                                                                              29,146,833
                                                                                                          --------------

                  HEALTHCARE - 8.7%
       1,925,000  CHS/Community Health Systems, Inc. (a)...............       7.13%          07/15/20          1,588,125
         675,000  CHS/Community Health Systems, Inc. ..................       6.88%          02/01/22            494,438
       2,925,000  HCA, Inc. (a)........................................       5.25%          06/15/26          3,056,625
       2,000,000  Kindred Healthcare, Inc. (a).........................       6.38%          04/15/22          1,745,000
       3,250,000  Tenet Healthcare Corp. ..............................       8.13%          04/01/22          3,298,750
                                                                                                          --------------
                                                                                                              10,182,938
                                                                                                          --------------

                  LEISURE - 11.4%
       2,250,000  Boyd Gaming Corp. (c)................................       6.38%          04/01/26          2,424,375
       2,375,000  Cedar Fair LP/Canada's Wonderland Co./Magnum
                     Management Corp. (a)..............................       5.25%          03/15/21          2,447,986
       2,450,000  GLP Capital LP/GLP Financing II, Inc. (a)............       5.38%          11/01/23          2,639,875
       2,450,000  GLP Capital LP/GLP Financing II, Inc. ...............       5.38%          04/15/26          2,560,250
         825,000  Hospitality Properties Trust ........................       4.95%          02/15/27            823,955
       2,250,000  MGM Growth Properties Operating Partnership LP/MGP
                     Escrow, Inc. (c)..................................       5.63%          05/01/24          2,354,062
                                                                                                          --------------
                                                                                                              13,250,503
                                                                                                          --------------

                  MEDIA - 10.8%
       3,125,000  CCO Holdings LLC/CCO Holdings Capital Corp. (a)......       5.75%          01/15/24          3,289,062
       2,275,000  CSC Holdings LLC (c).................................      10.88%          10/15/25          2,712,937
       1,345,000  Cumulus Media Holdings, Inc. (a).....................       7.75%          05/01/19            554,813
       1,700,000  iHeartCommunications, Inc. (a).......................       9.00%          03/01/21          1,277,125
       2,325,000  Lamar Media Corp. (a)................................       5.38%          01/15/24          2,435,438
       2,200,000  Mediacom Broadband LLC/Mediacom Broadband Corp. (a)..       6.38%          04/01/23          2,315,500
                                                                                                          --------------
                                                                                                              12,584,875
                                                                                                          --------------

                  SERVICES - 2.9%
       1,000,000  Avis Budget Car Rental LLC/Avis Budget Finance,
                     Inc. (a)..........................................       5.50%          04/01/23            973,750
         320,000  United Rentals North America, Inc. (a)...............       7.63%          04/15/22            335,800
       1,925,000  United Rentals North America, Inc. ..................       5.75%          11/15/24          2,042,906
                                                                                                          --------------
                                                                                                               3,352,456
                                                                                                          --------------

                  TECHNOLOGY & ELECTRONICS - 2.2%
       2,450,000  CyrusOne LP/CyrusOne Finance Corp. ..................       6.38%          11/15/22          2,597,000
                                                                                                          --------------

                  TELECOMMUNICATIONS - 18.3%
       2,750,000  Centurylink, Inc. (a)................................       7.65%          03/15/42          2,514,531


                     See Notes to Portfolio of Investments

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JANUARY 31, 2017 (UNAUDITED)

   PRINCIPAL                                                                 STATED          STATED
     VALUE                            DESCRIPTION                            COUPON         MATURITY          VALUE
----------------  -----------------------------------------------------  --------------  ---------------  --------------
CORPORATE BONDS AND NOTES (CONTINUED)

                  TELECOMMUNICATIONS (CONTINUED)
$      2,375,000  FairPoint Communications, Inc. (a) (c)...............       8.75%          08/15/19     $    2,478,906
       2,125,000  Frontier Communications Corp. (a)....................      11.00%          09/15/25          2,156,875
       3,250,000  Level 3 Financing, Inc. .............................       5.38%          05/01/25          3,325,172
         500,000  Qwest Capital Funding, Inc. .........................       6.88%          07/15/28            469,375
       2,750,000  SBA Communications Corp. (a).........................       4.88%          07/15/22          2,794,688
       1,875,000  T-Mobile USA, Inc. (a)...............................       6.63%          04/01/23          1,997,250
       3,275,000  Windstream Services LLC (a)..........................       7.50%          06/01/22          3,184,938
       2,225,000  Zayo Group LLC/Zayo Capital, Inc. (a)................       6.00%          04/01/23          2,336,250
                                                                                                          --------------
                                                                                                              21,257,985
                                                                                                          --------------

                  TRANSPORTATION - 1.6%
       1,800,000  Watco Cos. LLC/Watco Finance Corp. (a) (e)...........       6.38%          04/01/23          1,894,500
                                                                                                          --------------

                  UTILITY - 6.5%
       2,350,000  AES Corp. (a)........................................       4.88%          05/15/23          2,350,000
       1,600,000  Calpine Corp. .......................................       5.75%          01/15/25          1,572,000
       2,275,000  Dynegy, Inc. ........................................       6.75%          11/01/19          2,346,094
       1,225,000  Pattern Energy Group, Inc. (c).......................       5.88%          02/01/24          1,251,031
                                                                                                          --------------
                                                                                                               7,519,125
                                                                                                          --------------
                  TOTAL CORPORATE BONDS AND NOTES.......................................................     123,499,145
                  (Cost $122,135,048)                                                                     --------------

   PRINCIPAL
     VALUE
     (LOCAL                                                                  STATED          STATED           VALUE
   CURRENCY)                          DESCRIPTION                            COUPON         MATURITY       (US DOLLARS)
----------------  -----------------------------------------------------  --------------  ---------------  --------------
FOREIGN CORPORATE BONDS AND NOTES - 16.2%

                  BASIC INDUSTRY - 4.7%
       1,000,000  Cascades, Inc. (USD) (a) (c).........................       5.50%          07/15/22          1,018,750
       1,500,000  Hudbay Minerals, Inc. (USD) (c)......................       7.63%          01/15/25          1,612,500
       2,400,000  Ineos Group Holdings S.A. (USD) (c)..................       5.63%          08/01/24          2,400,000
         875,000  Millar Western Forest Products Ltd. (USD) (d)........       8.50%          04/01/21            485,625
                                                                                                          --------------
                                                                                                               5,516,875
                                                                                                          --------------

                  CAPITAL GOODS - 1.8%
       2,000,000  Ardagh Packaging Finance PLC/Ardagh Holdings USA,
                     Inc. (USD) (a) (c)................................       6.75%          01/31/21          2,077,500
                                                                                                          --------------

                  ENERGY - 5.7%
       1,800,000  LBC Tank Terminals Holding Netherlands BV (USD) (e)..       6.88%          05/15/23          1,881,000
       1,550,000  MEG Energy Corp. (USD) (c)...........................       6.50%          01/15/25          1,567,438
       1,077,433  Precision Drilling Corp. (USD) ......................       6.63%          11/15/20          1,103,022
       1,750,000  Puma International Financing S.A. (USD) (e)..........       6.75%          02/01/21          1,819,125
         225,000  Trinidad Driilling Ltd. (USD) (c)....................       6.63%          02/15/25            230,625
                                                                                                          --------------
                                                                                                               6,601,210
                                                                                                          --------------


                     See Notes to Portfolio of Investments

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JANUARY 31, 2017 (UNAUDITED)

   PRINCIPAL
     VALUE
     (LOCAL                                                                  STATED          STATED           VALUE
   CURRENCY)                          DESCRIPTION                            COUPON         MATURITY       (US DOLLARS)
----------------  -----------------------------------------------------  --------------  ---------------  --------------
FOREIGN CORPORATE BONDS AND NOTES (CONTINUED)

                  TELECOMMUNICATIONS - 1.1%
       1,406,000  Intelsat Connect Finance S.A. (a) (c)................      12.50%          04/01/22     $      896,325
       1,042,000  Intelsat Luxembourg S.A. (USD) (a)...................       7.75%          06/01/21            367,305
                                                                                                          --------------
                                                                                                               1,263,630
                                                                                                          --------------

                  TRANSPORTATION - 2.9%
       1,550,000  Dynagas LNG Partners LP/Dynagas Finance, Inc.
                     (USD)  (a) (d)....................................       6.25%          10/30/19          1,550,000
       2,000,000  Teekay Offshore Partners LP/Teekay Offshore Finance
                     Corp. (USD) (a) (d)...............................       6.00%          07/30/19          1,810,000
                                                                                                          --------------
                                                                                                               3,360,000
                                                                                                          --------------
                  TOTAL FOREIGN CORPORATE BONDS AND NOTES...............................................      18,819,215
                  (Cost $19,726,912)                                                                      --------------

   PRINCIPAL                                                                 STATED          STATED
     VALUE                            DESCRIPTION                            COUPON         MATURITY          VALUE
----------------  -----------------------------------------------------  --------------  ---------------  --------------
MORTGAGE-BACKED SECURITIES - 5.3%

                  COLLATERALIZED MORTGAGE OBLIGATIONS - 4.3%
                  Countrywide Alternative Loan Trust
$        816,018      Series 2007-OA3, Class 1A1 (f)...................       0.91%          04/25/47            704,031
                  Countrywide Home Loan Mortgage Pass-Through Trust
         124,556      Series 2006-21, Class A8 ........................       5.75%          02/01/37            108,806
                  Home Equity Asset Trust
       1,190,000      Series 2006-4, Class 2A4 (f).....................       1.05%          08/25/36          1,057,388
       1,139,745      Series 2006-7, Class 2A3 (f).....................       0.92%          01/25/37            837,061
                  Nomura Resecuritization Trust
       2,633,808      Series 2014-1R, Class 2A11 (c) (f)...............       1.12%          02/26/37          1,510,206
                  Residential Accredit Loans, Inc.
         112,018      Series 2007-Q56, Class A2 (f)....................      49.16%          04/25/37            232,039
                  Washington Mutual Alternative Mortgage Pass-Through
                     Certificates
          34,305      Series 2007-5, Class A11 (d) (f).................      34.85%          06/25/37             68,466
                  Wells Fargo Mortgage Backed Securities Trust
         342,227      Series 2006-8, Class A15 ........................       6.00%          07/01/36            345,907
         143,653      Series 2007-8, Class 2A2 ........................       6.00%          07/25/37            143,530
                                                                                                          --------------
                                                                                                               5,007,434
                                                                                                          --------------


                     See Notes to Portfolio of Investments

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JANUARY 31, 2017 (UNAUDITED)

   PRINCIPAL                                                                 STATED          STATED
     VALUE                            DESCRIPTION                            COUPON         MATURITY          VALUE
----------------  -----------------------------------------------------  --------------  ---------------  --------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                  COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.0%
                  Greenwich Capital Commercial Funding Corp.
$      1,180,000      Series 2007-GG11, Class AJ (f)...................       6.03%          12/01/49     $    1,179,590
                                                                                                          --------------
                  TOTAL MORTGAGE-BACKED SECURITIES......................................................       6,187,024
                  (Cost $6,090,483)                                                                       --------------

ASSET-BACKED SECURITIES - 4.1%
                  BankAmerica Manufactured Housing Contract Trust II
       2,300,000      Series 1997-1, Class B1 .........................       6.94%          06/10/21          2,777,562
                  Citigroup Mortgage Loan Trust, Inc.
       2,301,000      Series 2003-HE3, Class M4 (f)....................       3.77%          12/25/33          1,198,871
                  Green Tree Financial Corp.
          41,800      Series 1997-4, Class B1 (d) .....................       7.23%          02/15/29              2,505
         635,271      Series 1998-4, Class M1 (d)......................       6.83%          04/01/30            460,310
         559,875      Series 1999-3, Class M1 (d)......................       6.96%          02/01/31             35,269
                  Oakwood Mortgage Investors, Inc.
         663,662      Series 1999-B, Class M1 (d)......................       7.18%          12/01/26            274,039
                                                                                                          --------------
                  TOTAL ASSET-BACKED SECURITIES.........................................................       4,748,556
                  (Cost $3,324,434)                                                                       --------------

SENIOR FLOATING-RATE LOAN INTERESTS - 0.7%

                  BASIC INDUSTRY - 0.7%
         794,411  FMG Resources (August 2006) Pty Ltd., Term
                     Loan B (f)........................................       3.75%          06/30/19            799,289
                  (Cost $701,905)                                                                         --------------

     SHARES                                            DESCRIPTION                                            VALUE
----------------  --------------------------------------------------------------------------------------  --------------
COMMON STOCKS - 1.4%

                  AUTOMOTIVE - 0.3%
          33,500  Ford Motor Co.........................................................................         414,060
                                                                                                          --------------

                  CAPITAL GOODS - 0.5%
          20,275  General Electric Co...................................................................         602,167
                                                                                                          --------------

                  ENERGY - 0.4%
           1,526  Arch Coal, Inc. (a) (g)...............................................................         109,857
          10,000  ION Geophysical Corp. (g).............................................................          58,000
               7  Thunderbird Resources Equity, Inc. (d) (g) (h)........................................         264,425
                                                                                                          --------------
                                                                                                                 432,282
                                                                                                          --------------

                  UTILITY - 0.2%
          13,918  Vistra Energy Corp. (i)...............................................................         225,611
                                                                                                          --------------
                  TOTAL COMMON STOCKS...................................................................       1,674,120
                  (Cost $2,188,518)                                                                       --------------


                     See Notes to Portfolio of Investments

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JANUARY 31, 2017 (UNAUDITED)

     SHARES                                            DESCRIPTION                                            VALUE
----------------  --------------------------------------------------------------------------------------  --------------
MASTER LIMITED PARTNERSHIPS - 0.0%

                  ENERGY - 0.0%
           4,411  EV Energy Partners, L.P...............................................................  $        8,601
                  (Cost $141,651)                                                                         --------------

PREFERRED SECURITIES - 0.0%
           4,000  Soloso CDO, Ltd., Series 2005-1 (e) (h) (j)...........................................               0
                  (Cost $0)                                                                               --------------

WARRANTS - 0.1%

                  ENERGY - 0.1%
           3,287  Arch Coal, Inc. (a) (h)...............................................................         101,897
                  (Cost $33)                                                                              --------------

RIGHTS - 0.0%

                  UTILITY - 0.0%
          22,783  Vistra Energy Corp. Claim (g) (h) (i).................................................               0
          14,640  Vistra Energy Corp. (g) (i)...........................................................          17,392
                                                                                                          --------------
                  TOTAL RIGHTS..........................................................................          17,392
                  (Cost $25,620)                                                                          --------------

   PRINCIPAL                                                                 STATED          STATED
     VALUE                            DESCRIPTION                            COUPON         MATURITY          VALUE
----------------  -----------------------------------------------------  --------------  ---------------  --------------
STRUCTURED NOTES - 0.0%
$      5,750,000  Preferred Term Securities XXV, Ltd. (e) (h)..........       (j)             6/22/37                  0
                  Preferred Term Securities XXVI, Ltd.
       2,500,000      Subordinated Note (e) (h)........................       (j)             9/22/37                  0
                                                                                                          --------------
                  TOTAL STRUCTURED NOTES................................................................               0
                                                                                                          --------------
                  (Cost $0)

                  TOTAL INVESTMENTS - 133.8%............................................................     155,855,239
                  (Cost $154,334,604) (k)

                  OUTSTANDING LOAN - (37.2%)............................................................    (43,350,000)

                  NET OTHER ASSETS AND LIABILITIES - 3.4%...............................................       3,997,584
                                                                                                          --------------

                  NET ASSETS - 100.0%...................................................................  $  116,502,823
                                                                                                          ==============

-----------------------------

(a) All or a portion of this security serves as collateral on the outstanding loan.

(b) Multi-Step Coupon Bond - Coupon steps up or down based upon ratings changes by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. The interest rate shown reflects the rate in effect at January 31, 2017.


                     See Notes to Portfolio of Investments

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JANUARY 31, 2017 (UNAUDITED)

(c) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by Brookfield Investment Management Inc., ("Brookfield"), the Fund's sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At January 31, 2017, securities noted as such amounted to $27,207,905 or 23.4% of net assets.

(d) Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be illiquid by Brookfield.


(e) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Portfolio of Investments).

(f) Floating rate security. The interest rate shown reflects the rate in effect at January 31, 2017.

(g)   Non-income producing security.

(h) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At January 31, 2017, securities noted as such are valued at $366,322 or 0.3% of net assets.

(i) On October 3, 2016, Texas Competitive Electric Holdings ("TCEH") completed its reorganization in the form of a tax free spin-off from the parent company, Energy Future Holdings. As part of the reorganization, the first lien claim holders received equity in a new entity, TCEH Corp., cash held by the new entity, tax receivable rights, and a beneficial interest in an unsecured claim against the parent company, Energy Future Holdings. Effective November 7, 2016, TCEH Corp. changed its name to Vistra Energy Corp.

(j)   Zero coupon security.

(k) Aggregate cost for financial reporting purposes which approximates the aggregate cost for federal income tax purposes. As of January 31, 2017, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $6,688,647 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $5,168,012.

CDO   Collateralized Debt Obligation

USD   United States Dollar


                     See Notes to Portfolio of Investments

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JANUARY 31, 2017 (UNAUDITED)

-----------------------------
VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of January 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Portfolio of Investments):

                                                                                      LEVEL 2         LEVEL 3
                                                     TOTAL           LEVEL 1        SIGNIFICANT     SIGNIFICANT
                                                   VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                   1/31/2017         PRICES           INPUTS           INPUTS
                                                ---------------  ---------------  ---------------  --------------
Corporate Bonds and Notes*....................  $   123,499,145  $            --  $   123,499,145  $           --
Foreign Corporate Bonds and Notes*............       18,819,215               --       18,819,215              --
Mortgage-Backed Securities:
   Collateralized Mortgage Obligations........        5,007,434               --        5,007,434              --
   Commercial Mortgage-Backed Securities......        1,179,590               --        1,179,590              --
Asset-Backed Securities.......................        4,748,556               --        4,748,556              --
Senior Floating-Rate Loan Interests*..........          799,289               --          799,289              --
Common Stocks:
   Energy.....................................          432,282          167,857               --         264,425
   Other industry categories*.................        1,241,838        1,241,838               --              --
Master Limited Partnerships*..................            8,601            8,601               --              --
Preferred Securities..........................               --**             --               --              --**
Warrants*.....................................          101,897               --          101,897              --
Rights*.......................................           17,392               --           17,392              --**
Structured Notes..............................               --**             --               --              --**
                                                ---------------  ---------------  ---------------  --------------
Total Investments.............................  $   155,855,239  $     1,418,296  $   154,172,518  $      264,425
                                                ===============  ===============  ===============  ==============

*  See Portfolio of Investments for industry breakout.
** Investment is valued at $0.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at January 31, 2017.

The following provides information on the Level 3 equity held by the Fund that was valued at January 31, 2017 based on unobservable inputs.

                                                                                            IMPACT TO
                                                                                         VALUATION FROM
                  FAIR VALUE AT      VALUATION        UNOBSERVABLE                         AN INCREASE
  ASSET TYPE        01/31/17         TECHNIQUE           INPUTS             AMOUNT          IN INPUT
---------------  ---------------  ---------------  -------------------  ---------------  ---------------
    Equity          $ 264,425     Income Approach     Expected Life        20 years         Decrease
                                                      Discount Rate           10%           Decrease



                     See Notes to Portfolio of Investments

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JANUARY 31, 2017 (UNAUDITED)

Level 3 Structured Notes and Preferred Securities are valued using broker quotes and Level 3 Rights are fair valued by the Advisor's Pricing Committee. These values are based on unobservable and non-quantitative inputs. The Fund's Board of Trustees has adopted valuation procedures that are utilized by the Advisor's Pricing Committee to oversee the day-to-day valuation of the Fund's investments. The Advisor's Pricing Committee, through the Fund's fund accounting agent, monitors daily pricing via tolerance checks and stale and unchanged price reviews. The Advisor's Pricing Committee also reviews monthly back testing of pricing services prices by comparing sales prices of the Fund's investments to prior day third-party pricing service prices. Additionally, the Advisor's Pricing Committee reviews periodic information from the Fund's third-party pricing service that compares secondary market trade prices to their daily valuations.

or the period presented. The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

BEGINNING BALANCE AT OCTOBER 31, 2016
   Common Stocks                                      $  264,425
   Preferred Securities                                    1,250
   Rights                                                     --**
   Structured Notes                                        5,703
Net Realized Gain (Loss)                                      --
Net Change in Unrealized Appreciation/Depreciation:
   Common Stocks                                              --
   Preferred Securities                                   (1,250)
   Structured Notes                                       (5,703)
Purchases                                                     --
Sales                                                         --
Transfers In                                                  --
Transfers Out                                                 --
ENDING BALANCE AT JANUARY 31, 2017
   Common Stocks                                         264,425
   Preferred Securities                                       --**
   Rights                                                     --**
   Structured Notes                                           --**
                                                      ----------
Total Level 3 holdings                                $  264,425
                                                      ==========

** Investment is valued at $0.

There was a net change of $(6,953) in unrealized appreciation (depreciation) from Level 3 investments held as of January 31, 2017.

NOTES TO PORTFOLIO OF INVESTMENTS

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                          JANUARY 31, 2017 (UNAUDITED)

                                1. ORGANIZATION

First Trust Strategic High Income Fund II (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on January 18, 2006, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol "FHY" on the New York Stock Exchange ("NYSE").

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, "Financial Services - Investment Companies."

                     2. VALUATION AND INVESTMENT PRACTICES

A. PORTFOLIO VALUATION

The net asset value ("NAV") of the Common Shares of the Fund is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid, and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Corporate bonds, notes, U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

            1)    benchmark yields;

            2)    reported trades;

            3)    broker/dealer quotes;

            4)    issuer spreads;

            5)    benchmark securities;

            6)    bids and offers; and

            7)    reference data including market research publications.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      The Senior Floating-Rate Loan interests ("Senior Loans")1 held in the Fund are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.


1 The terms "security" and "securities" used throughout the Notes to Portfolio of Investments include Senior Loans.

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                          JANUARY 31, 2017 (UNAUDITED)

      Forward foreign currency contracts are fair valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

            1) the credit conditions in the relevant market and changes thereto;

            2) the liquidity conditions in the relevant market and changes thereto;

            3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

            4) issuer-specific conditions (such as significant credit deterioration); and

            5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act")) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

       1)   the fundamental business data relating to the borrower/issuer;

       2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

       3)   the type, size and cost of a security;

       4)   the financial statements of the borrower/issuer;

       5) the credit quality and cash flow of the borrower/issuer, based on the sub-advisor's or external analysis;

       6) the information as to any transactions in or offers for the security;

       7) the price and extent of public trading in similar securities (or equity securities) of the borrower/issuer, or comparable companies;

       8)   the coupon payments;

       9) the quality, value and salability of collateral, if any, securing the security;

      10) the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower's/issuer's management;

      11) the prospects for the borrower's/issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;

      12)   the borrower's/issuer's competitive position within the industry;

      13) the borrower's/issuer's ability to access additional liquidity through public and/or private markets; and

      14)   other relevant factors.


The Fund invests a significant portion of its assets in below-investment grade debt securities, including structured finance securities and corporate bonds. Structured finance securities include: asset-backed securities, including home equity, manufactured housing, etc.; commercial mortgage-backed securities; residential mortgage-backed or private-label collateralized mortgage obligations; and collateralized debt obligations. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                          JANUARY 31, 2017 (UNAUDITED)

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of January 31, 2017, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.

The Fund invests in certain lower credit quality securitized assets (for example, asset-backed securities, collateralized mortgage obligations and commercial mortgage-backed securities) that have contractual cash flows. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status, and related interest income may be reduced by ceasing current accruals and amortization/accretion and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Securities purchased on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At January 31, 2017, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. RESTRICTED SECURITIES

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of January 31, 2017, the Fund held restricted securities as shown in the following table that Brookfield Investment Management Inc., the sub-advisor, has deemed illiquid pursuant to procedures adopted by the Fund's Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                          JANUARY 31, 2017 (UNAUDITED)

                                                                                                                           % OF
                                                  ACQUISITION       PRINCIPAL                 CARRYING                      NET
SECURITY                                              DATE         VALUE/SHARES    PRICE        COST         VALUE         ASSETS
---------------------------------------------  ------------------  ------------  ---------  ------------  ------------  ------------
ION  Geophysical Corp., 12/15/21                    4/28/16         $ 1,000,000    68.00     $  591,700    $  680,000       0.58%

LBC Tank Terminals Holding Netherlands BV,
   05/15/23                                         9/03/14         $ 1,800,000   104.50      1,892,341     1,881,000       1.61

Preferred Term Securities XXV, Ltd.,
   Zero Coupon, 06/22/37                           03/27/07         $ 5,750,000     0.00             --            --       0.00

Preferred Term Securities XXVI, Ltd.,
   Subordinated Note,
   Zero Coupon, 09/22/37                           06/06/07         $ 2,500,000     0.00             --            --       0.00

Puma International Financing S.A. (USD),
   02/1/21                                     01/28/14-09/08/15    $ 1,750,000   103.95      1,765,112     1,819,125       1.56

Soloso CDO, Ltd., Series 2005-1                    04/24/06               4,000     0.00             --            --       0.00

Watco Cos. LLC/Watco Finance Corp., 04/01/23   03/31/15-04/08/15    $ 1,800,000   105.25      1,814,756     1,894,500       1.63
                                                                                             ----------    ----------      -----
                                                                                             $6,063,909    $6,274,625       5.38%
                                                                                             ==========    ===========     =====

D. COLLATERALIZED DEBT OBLIGATIONS

A collateralized debt obligation ("CDO") is an asset-backed security whose underlying collateral is typically a portfolio of bonds or bank loans. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation ("CBO"). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation ("CLO"). Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs, similar to other asset-backed securities, are subject to prepayment risk.

E. FORWARD FOREIGN CURRENCY CONTRACTS

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements between two parties ("Counterparties") to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included on the Forward Foreign Currency Contracts table in the Portfolio of Investments. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund's intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund held no forward foreign currency contracts as of January 31, 2017.

F. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions.

ITEM 2. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)       First Trust Strategic High Income Fund II
               -------------------------------------------------


By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: March 20, 2017
     ----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: March 20, 2017
     ----------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: March 20, 2017
     ----------------

* Print the name and title of each signing officer under his or her signature.